Morgan Stanley Insured Municipal Trust
                     Item 77(o) 10f-3 Transactions
                  April 1, 2002 - September 30, 2002


Security Date     Price   Shares  %of    Total       Purcha Broker
         of       Of      Purcha  Asset  Issued      sed
         Purcha   Shares  sed     s                  By
         se                                          Fund

Massachu 05/02/   Variou  7,500,  1.13%  $319,130,0  2.35%  Bear
setts    02       s       000            00                 Stearns,
Special                                                     Goldman
Obligati                                                    Sachs,
on 2002                                                     JPMorgan,
Ser A                                                       Lehman
(FGIC)                                                      Bros.,
                                                            Salomon
                                                            Smith
                                                            Barney, UBS
                                                            Paine
                                                            Webber,
                                                            Quick &
                                                            Reilly,
                                                            State
                                                            Street
                                                            Global
                                                            Markets,
                                                            Advest,
                                                            A.G.
                                                            Edwards,
                                                            CIBC World
                                                            Mkts, Corby
                                                            North
                                                            Bridge, RBC
                                                            Dain
                                                            Rauscher,
                                                            Fahnestock,
                                                            First
                                                            Albany,
                                                            H.C.
                                                            Wainwright,
                                                            Janney
                                                            Montgomery
                                                            Scott,
                                                            Mellon
                                                            Financial
                                                            Mkts,
                                                            Merrill
                                                            Lynch,
                                                            Prudential,
                                                            Ramirez,
                                                            Raymond
                                                            James,
                                                            Wachovia

Metropol 06/26/   Variou  6,805,  1.52%  $679,450,0  1.00%  UBS Paine
itan     02       s       000            00                 Webber,
Trans                                                       Bear
Auth,                                                       Stearns,
NY, St                                                      First
Srv                                                         Albany,
Contract                                                    JPMorgan,
, Ser                                                       Lehman
2002 C                                                      Bros.,
(MBIA)                                                      Merrill
                                                            Lynch,
                                                            Salomon
                                                            Smith
                                                            Barney, ABN
                                                            Amro,
                                                            Advest/Lebe
                                                            nthal, CIBC
                                                            World Mkts,
                                                            Commerce
                                                            Capital
                                                            Mkts,
                                                            Fahnestock,
                                                            Jackson
                                                            Sec., Quick
                                                            & Reilly,
                                                            Ramirez,
                                                            Raymond
                                                            James, RBC
                                                            Dain
                                                            Rauscher,
                                                            Roosevelt &
                                                            Cross,
                                                            Siebert
                                                            Brandford
                                                            Shank,
                                                            Wachovia

Metropol 05/09/   Variou  15,000  2.27%  $2,894,185  0.52%  Bear
itan     02       s       ,000           ,000               Stearns,
Trans                                                       JPMorgan,
Auth,                                                       Salomon
NY, Refg                                                    Smith
Ser 2002                                                    Barney,
A                                                           First
(AMBAC)                                                     Albany,
                                                            Lehman
                                                            Bros.,
                                                            Merrill
                                                            Lynch, UBS
                                                            Paine
                                                            Webber, ABN
                                                            Amro,
                                                            Advest/Lebe
                                                            nthal, CIBC
                                                            World Mkts,
                                                            Commerce
                                                            Capital
                                                            Mkts,
                                                            Fahnestock,
                                                            Jackson
                                                            Sec., Quick
                                                            & Reilly,
                                                            Ramirez,
                                                            Raymond
                                                            James, RBC
                                                            Dain
                                                            Rauscher,
                                                            Roosevelt &
                                                            Cross,
                                                            Siebert
                                                            Brandford
                                                            Shank,
                                                            Wachovia